                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): DECEMBER 29, 2000

                                X-RAMP.COM, INC.
             (Exact name of registrant as specified in its chapter)

           NEVADA                       000-24927                33-0199082
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

2100 FIRST FEDERAL PLAZA, ROCHESTER, NEW YORK                        14614
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 800-819-9653

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                        DECEMBER 31, 2000, 1999 AND 1998
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                        December 31, 2000, 1999 and 1998

                                TABLE OF CONTENTS
                                -----------------


                                                                          PAGE

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

         Balance sheets                                                   2 - 3

         Statements of operations                                           4

         Statements of changes in shareholders' equity (deficit)            5

         Statements of cash flows                                           6

         Notes to financial statements                                   7 - 11

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Shareholder of Timely Information Corporation


We have audited the accompanying balance sheets of Timely Information Corporation as of December 31, 2000, 1999 and 1998, and the related statements of operations, changes in shareholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Timely Information Corporation as of December 31, 2000, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



April 6, 2001

                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                                 Balance Sheets
                        December 31, 2000, 1999 and 1998

                                     ASSETS
                                     ------


                                              2000          1999          1998
                                           ---------     ---------     ---------

CURRENT ASSETS

Cash and cash equivalents                  $ 44,845      $ 72,154      $  2,326
Accounts receivable                           9,515             -             -
Prepaid expenses                              1,833        12,918        11,001
                                           ---------     ---------     ---------
                                             56,193        85,072        13,327
                                           ---------     ---------     ---------

PROPERTY AND EQUIPMENT

Office furniture                              7,533         7,033         4,320
Equipment under capital lease               199,681       151,236             -
Equipment                                   684,538       419,008       199,329
Vehicle                                           -        13,779        13,779
Work in process                              17,991             -             -
                                           ---------     ---------     ---------
                                            909,743       591,056       217,428
Less accumulated depreciation               244,971       106,173        45,733
                                           ---------     ---------     ---------
                                            664,772       484,883       171,695
                                           ---------     ---------     ---------

OTHER ASSETS

Security deposit                                700           700           700
                                           ---------     ---------     ---------


                                           $721,665      $570,655      $185,722
                                           =========     =========     =========

                 The accompanying Notes to Financial Statements
                   are an integral part of these statements.

                             TIMELY INFORMATION CORPORATION
                             ------------------------------

                                     Balance Sheets
                                       (continued)
                            December 31, 2000, 1999 and 1998

                     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
                     ----------------------------------------------


                                                       2000         1999         1998
                                                    ----------   ----------   ----------

CURRENT LIABILITIES

Current portion of capital lease obligations        $  42,913    $  27,810    $       -
Shareholder and related party loans                         -      354,544      333,997
Accounts payable                                      282,167      250,759       59,283
Accrued payroll and payroll taxes                       7,423        5,853        2,504
Accrued interest                                            -       50,210       27,647
Accrued expenses                                            -            -        2,000
Unearned revenue                                       33,270       15,700       55,000
                                                    ----------   ----------   ----------
                                                      365,773      704,876      480,431
                                                    ----------   ----------   ----------

LONG-TERM LIABILITIES

Due to affiliate                                      100,000            -            -
Capital lease obligations, net of current portion     103,671      108,278            -
                                                    ----------   ----------   ----------
                                                      203,671      108,278            -
                                                    ----------   ----------   ----------

SHAREHOLDERS' EQUITY (DEFICIT)

Common stock                                            3,000        3,000        3,000
Additional paid in capital                            601,527       46,000            -
Accumulated deficit                                  (452,306)    (291,499)    (297,709)
                                                    ----------   ----------   ----------
                                                      152,221     (242,499)    (294,709)
                                                    ----------   ----------   ----------

                                                    $ 721,665    $ 570,655    $ 185,722
                                                    ==========   ==========   ==========

                     The accompanying Notes to Financial Statements
                        are an integral part of these statements.

                                           -3-

                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                            Statements of Operations
              For the Years Ended December 31, 2000, 1999 and 1998


                                            2000           1999          1998
                                         ----------     ----------    ----------

REVENUES                                 $ 961,949      $ 698,375     $ 100,157

COST OF SALES                              834,711        500,374       264,565
                                         ----------     ----------    ----------

GROSS PROFIT                               127,238        198,001      (164,408)

GENERAL AND ADMINISTRATIVE
EXPENSES                                   209,417        156,438       118,525
                                         ----------     ----------    ----------

(LOSS) INCOME FROM OPERATIONS              (82,179)        41,563      (282,933)

OTHER EXPENSES

Loss on disposal of asset                    4,134              -             -
Interest expense                            74,494         35,353        15,138
                                         ----------     ----------    ----------
                                            78,628         35,353        15,138
                                         ----------     ----------    ----------

NET (LOSS) INCOME                        $(160,807)     $   6,210     $(298,071)
                                         ==========     ==========    ==========

                 The accompanying Notes to Financial Statements
                   are an integral part of these statements.

                                   TIMELY INFORMATION CORPORATION
                                   ------------------------------

                       Statement of Changes in Shareholders' Equity (Deficit)
                        For the Years Ended December 31, 2000, 1999 and 1998

                                        No Par
                               ......Common Stock......                                    Total
                                                           Additional                  Shareholders'
                                 Number                     Paid-in     Accumulated       Equity
                               of Shares       Amount       Capital        Deficit       (Deficit)
                               ----------    ----------    ----------    ----------     ----------
Balance, December 31, 1997           100     $   3,000     $       -     $     362      $   3,362

Net (loss)                             -             -             -      (298,071)      (298,071)
                               ----------    ----------    ----------    ----------     ----------

Balance, December 31, 1998           100         3,000             -      (297,709)      (294,709)

Contributions to capital               -             -        46,000             -         46,000

Net income                             -             -             -         6,210          6,210
                               ----------    ----------    ----------    ----------     ----------

Balance, December 31, 1999           100         3,000        46,000      (291,499)      (242,499)

Contributions to capital               -             -       555,527             -        555,527

Net (loss)                             -             -             -      (160,807)      (160,807)
                               ----------    ----------    ----------    ----------     ----------

Balance, December 31, 2000           100     $   3,000     $ 601,527     $(452,306)     $ 152,221
                               ==========    ==========    ==========    ==========     ==========


                           The accompanying Notes to Financial Statements
                             are an integral part of these statements.

                                                -5-

                                TIMELY INFORMATION CORPORATION
                                ------------------------------

                                   Statements of Cash Flows
                     For the Years Ended December 31, 2000, 1999 and 1998

                                                         2000           1999           1998
                                                      ----------     ----------     ----------
Cash flows from operating activities

Net (loss) income                                      (160,807)         6,210       (298,071)
Adjustments to reconcile net (loss) income to
net cash provided by (used for) operating
activities
Loss on disposal of asset                                 4,134              -              -
Depreciation                                            148,442         60,440         27,139
                                                      ----------     ----------     ----------
                                                         (8,231)        66,650       (270,932)
Increase (decrease) in cash due to changes in
operating assets and liabilities
Accounts receivable                                      (9,515)             -              -
Prepaid expenses                                         11,085         (1,917)        11,001
Accounts payable                                         31,408        191,476         59,282
Accrued payroll and payroll taxes                         1,570          3,349          2,504
Accrued interest                                        (50,210)        22,563         26,902
Accrued expenses                                              -         (2,000)         2,000
Unearned revenue                                         17,570        (39,300)        55,000
                                                      ----------     ----------     ----------
                                                         (6,323)       240,821       (114,243)
                                                      ----------     ----------     ----------

Cash flows from investing activities

Expenditures for property and equipment                (284,020)      (222,392)      (217,428)
                                                      ----------     ----------     ----------

Cash flows from financing activities

Increase in due to affiliate                            100,000              -              -
Net change in shareholder and related party loans       200,983         66,547        333,997
Payments on capital lease obligations                   (37,949)       (15,148)             -
                                                      ----------     ----------     ----------
                                                        263,034         51,399        333,997
                                                      ----------     ----------     ----------

Net (decrease) increase in cash and
cash equivalents                                        (27,309)        69,828          2,326

Cash and cash equivalents, beginning                     72,154          2,326              -
                                                      ----------     ----------     ----------

Cash and cash equivalents, ending                     $  44,845      $  72,154      $   2,326
                                                      ==========     ==========     ==========


                                                              2000          1999           1998
                                                           ----------    ----------     ----------
Supplemental disclosures

Interest paid                                              $  23,721     $  12,790      $       -
                                                           ==========    ==========     ==========

Supplemental schedule of non-cash investing and financing activities

Property and equipment acquired through the
assumption of capital lease obligations                    $  48,445     $ 151,236      $       -
                                                           ==========    ==========     ==========

Shareholder and related party loans
converted to equity                                        $ 555,527     $  46,000      $       -
                                                           ==========    ==========     ==========


                        The accompanying Notes to Financial Statements
                           are an integral part of these statements.

                                             -6-

                         TIMELY INFORMATION CORPORATION

                          Notes to Financial Statements
                        December 31, 2000, 1999 and 1998


1.       DESCRIPTION OF BUSINESS
         -----------------------

         Timely Information Corporation ("the Company") was organized and incorporated under the laws of the State of New Jersey on July 7, 1993. The Company is a local exchange carrier providing telecommunication services and internet access. Effective December 23, 2000, the Company was acquired by X-Ramp.com, Inc. ("the Parent Company"), a Nevada corporation, and will be included in its consolidated financial statements. As a wholly-owned subsidiary, the Company will compliment its Parent's information technology platform.

         The Company is located in Rochester, New York and grants credit in the normal course of business to customers primarily located in the Continental United States.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         Use of estimates
         ----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingencies of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Method of accounting
         --------------------

         The Company's financial statements are prepared using the accrual method of accounting in accordance with generally accepted accounting principles. Tax returns are prepared on the cash basis method of accounting. The Company has elected a December 31 year end.

         Revenue recognition
         -------------------

         The Company recognizes revenue upon delivery of the product and acceptance of the product or service by the customer. Contract revenue received in advance of performance of services is deferred until earned and is classified as "unearned revenue" in the accompanying balance sheets.

         Cash and cash equivalents
         -------------------------

         The statement of cash flows classifies changes in cash or cash equivalents (short-term, highly liquid investments readily convertible into cash with an original maturity at the date of purchase of three months or less) according to operating, investing or financing activities. The Company places its temporary cash investments with high-credit, quality financial institutions and, by policy, limits the amount of credit exposure to any one financial institution. The Company believes no significant concentration of credit risk exists with respect to these cash investments.

                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                          Notes to Financial Statements
                        December 31, 2000, 1999 and 1998


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         Accounts receivable
         -------------------

         The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

         Property and equipment
         ----------------------

         The investment in property and equipment is recorded at cost. Improvements that significantly add to the productive capacity or extend the assets' useful lives are capitalized, while maintenance and repairs are expensed as incurred. The Company's provision for depreciation of property and equipment is computed using the straight-line and accelerated methods over the estimated lives of the related assets which range from five to seven years. The cost of assets sold or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is recognized as an element of other income or expense in the accompanying statements of operations.

         Work in process consists of software programming costs.

         Depreciation expense charged to operations totaled $148,442, $60,440 and $27,139 for the years ended December 31, 2000, 1999 and 1998, respectively.

         Impairment of long-lived assets
         -------------------------------

         In accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using the estimated future undiscounted cash flows associated with the asset. These future cash flows are compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow is required.

         Income taxes
         ------------

         The Company accounts for income taxes utilizing FASB 109, Accounting for Income Taxes, under which income taxes are provided for the tax effects of transactions reported in the financial statements. They consist of taxes currently due plus deferred income taxes. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities as well as temporary differences in the depreciation of fixed assets for financial and income tax reporting and are measured using the enacted tax rates and laws that are anticipated to be in effect when those differences are expected to reverse. Tax credits are accounted for on the flow-through method recognizing the tax benefit in the year they are available for use.

         The Company provides a valuation allowance for its deferred tax assets when it becomes more likely than not that some portion or all of the deferred tax assets will not be realized.

                         TIMELY INFORMATION CORPORATION
                         ------------------------------

                          Notes to Financial Statements
                        December 31, 2000, 1999 and 1998


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         Advertising costs
         -----------------

         The Company expenses advertising costs as incurred. Advertising expenses charged to operations totaled $11,262, $6,405 and $346 for the years ended December 31, 2000, 1999 and 1998, respectively.

         Fair value of financial statements
         ----------------------------------

         Cash and cash equivalents are valued at their carrying amounts which are reasonable estimates of fair value. The fair value of long-term debt is estimated using rates currently available to the Company for debt with similar terms and maturities. The fair value of all other financial instruments approximates cost as stated.

3.       CAPITAL LEASE OBLIGATIONS
         -------------------------

         The Company leases certain equipment which are recorded as capital lease obligations.

         The following is an analysis of equipment under capital lease obligations which are included in property and equipment in the accompanying balance sheets:

                                                 2000        1999         1998
                                               ---------   ---------   ---------
            Equipment under capital lease      $199,681    $151,236    $      -
            Less accumulated depreciation        46,607      11,515           -
                                               ---------   ---------   ---------
                                               $153,074    $139,721    $      -
                                               =========   =========   =========

         Capital lease obligations are due in monthly installments ranging from $214 to $1,257 including interest ranging from 13% to 17% through May, 2005. The related equipment is collateral for the leases. The following is a schedule by years of future minimum lease payments under these capital lease obligations together with the present value of the net minimum lease payments as of December 31, 2000:

                                    Year                               Amount
                                    ----                               ------

                                    2001                             $  62,290
                                    2002                                55,349
                                    2003                                42,017
                                    2004                                25,947
                                    2005                                 1,862
                                                                     ----------
                  Total minimum lease payments                         187,465
                  Less amount representing interest                     40,881
                                                                     ----------
                  Present value of net minimum lease payments        $ 146,584
                                                                     ==========

                  Current portion                                    $  42,913
                  Long-term portion                                    103,671
                                                                     ----------
                                                                     $ 146,584
                                                                     ==========

                         TIMELY INFORMATION CORPORATION

                          Notes to Financial Statements
                        December 31, 2000, 1999 and 1998


4.       INCOME TAXES
         ------------

         No provision for income taxes has been reflected in the accompanying statements of operations for the years ended December 31, 2000, 1999 and 1998, as the Company has net operating losses available to offset current income tax liabilities. The minimum franchise tax payments are included in general and administrative expenses.

         Deferred income taxes consisted of the following:

                                           2000        1999        1998
                                        ---------   ---------   ---------
                  Long-term
                      Asset             $ 93,000    $ 52,000    $ 66,000
                      Liability          (34,000)    (15,000)    (11,000)
                                        ---------   ---------   ---------
                                          59,000      37,000      55,000
                  Valuation allowance    (59,000)    (37,000)    (55,000)
                                        ---------   ---------   ---------

                                        $      -    $      -    $      -
                                        =========   =========   =========

         At December 31, 2000, the Company had federal and state net operating loss carryovers ("NOL's") of approximately $197,000 and $186,000, respectively, available to carry forward to future years. The NOL's begin to expire in the year 2017. As a result of the annual limitation and the difficulty in predicting utilization of these carryovers beyond a period of three years, the Company has established valuation allowances for the NOL's. Utilization of these NOL's is reviewed annually, and the valuation allowance is adjusted accordingly.

5.       COMMITMENTS
         -----------

         The Company leases office space under a five-year agreement expiring July, 2005. The Company also leases certain equipment at monthly payments ranging from $466 to $3,897 per month through July, 2002. Minimum rental payments under the non-cancelable operating leases at December 31, 2000 are as follows:

                     Year                                        Amount
                     ----                                        ------

                     2001                                      $  85,160
                     2002                                         41,518
                     2003                                         24,438
                     2004                                         24,438
                     2005                                          9,568
                                                               ----------

                                                               $ 185,122
                                                               ==========

         Rent expense for office space amounted to $27,056, $4,150 and $4,424 for the years ended December 31, 2000, 1999 and 1998, respectively.

         Rent expense on equipment leases amounted to $57,794, $24,500 and $-0-for the years ended December 31, 2000, 1999 and 1998, respectively.

                         TIMELY INFORMATION CORPORATION

                          Notes to Financial Statements
                        December 31, 2000, 1999 and 1998


6.       RELATED PARTY TRANSACTIONS
         --------------------------

         Shareholder and related party loans
         -----------------------------------

         During the years ended December 31, 2000 and 1999, shareholder and related party loans of $555,527 and $46,000, respectively, were converted to equity. At December 31, 1999 and 1998 outstanding balances, including interest, amounted to $404,754 and $361,644, respectively.

         Accounts payable
         ----------------

         Amounts due to an officer of the Company included in accounts payable at December 31, 2000, 1999 and 1998 amounted to $3,923, $-0- and $-0-, respectively.

         Due to affiliate
         ----------------

         The Company is indebted to X-Ramp.com (its parent company) in the amount of $100,000 at December 31, 2000 which is to be used for its operations. The loan bears interest at 9% and has no scheduled date of repayment.

7.       MAJOR CUSTOMER
         --------------

         The Company had one customer comprising approximately 38% of sales for the year ended December 31, 2000. Outstanding accounts receivable from this customer at December 31, 2000, totaled $1,343, approximately 14% of accounts receivable.

         The Company had one customer comprising approximately 50% of sales for the year ended December 31, 1999.

         There were no major customers during 1998.